UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934.

Date of Report (Date of earliest event reported): July 30, 2003

COMMISSION FILE NUMBER: 000-26109

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RAE Systems Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	77-0588488 (I.R.S. Employer Identification No.)

1339 Moffett Park Drive
Sunnyvale, California 94089
408-752-0723
(Address and telephone number of registrant’s principal executive offices)

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TABLE OF CONTENTS

Item 7. Financial Statements and Exhibits.

Item 12. Disclosure of Results of Operations and Financial Condition.

SIGNATURE

EXHIBIT INDEX

EXHIBIT 99.1

EXHIBIT 99.2

Item 7. Financial Statements and Exhibits.

           c. Exhibits

Exhibit No. 99.1 99.2	Description Press Release dated July 30, 2003 Transcript of Conference Call conducted by Registrant on July 30, 2003

Item 12. Disclosure of Results of Operations and Financial Condition.

        On July 30, 2003, RAE Systems Inc. (the “Company”) issued an amended press release announcing its financial results for the second quarter of 2003. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

        On July 30, 2003, RAE Systems Inc. held an earnings conference call to discuss its results of operations for the second quarter of 2003. A transcript of the conference call is furnished with this Form 8-K/A as Exhibit 99.2.

        The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 4, 2003	RAE Systems Inc. By: /s/ Joseph Ng Joseph Ng Chief Financial Officer

EXHIBIT INDEX

Exhibit No. 99.1 99.2	Description Press Release dated July 30, 2003 Transcript of Conference Call conducted by Registrant on July 30, 2003